The Tax-Exempt Fund of Maryland

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $6,246
------------------ --------------------------------
------------------ --------------------------------
Class B            $579
------------------ --------------------------------
------------------ --------------------------------
Class C            $595
------------------ --------------------------------
------------------ --------------------------------
Class F            $202
------------------ --------------------------------
------------------ --------------------------------
Total              $7,622
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $145
------------------ --------------------------------
------------------ --------------------------------
Total              $7,767
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.6163
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.4969
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.4775
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.5961
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.6444
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            10,608
------------------ ----------------------------------
------------------ ----------------------------------
Class B            1,147
------------------ ----------------------------------
------------------ ----------------------------------
Class C            1,404
------------------ ----------------------------------
------------------ ----------------------------------
Class F            378
------------------ ----------------------------------
------------------ ----------------------------------
Total              13,537
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          237
------------------ ----------------------------------
------------------ ----------------------------------
Total              13,774
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $16.13
----------------------- -------------------------
----------------------- -------------------------
Class B                 $16.13
----------------------- -------------------------
----------------------- -------------------------
Class C                 $16.13
----------------------- -------------------------
----------------------- -------------------------
Class F                 $16.13
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $16.13
----------------------- -------------------------

The Tax-Exempt Fund of Virginia

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $7,081
------------------ --------------------------------
------------------ --------------------------------
Class B            $386
------------------ --------------------------------
------------------ --------------------------------
Class C            $420
------------------ --------------------------------
------------------ --------------------------------
Class F            $290
------------------ --------------------------------
------------------ --------------------------------
Total              $8,177
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $82
------------------ --------------------------------
------------------ --------------------------------
Total              $8,259
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.5985
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.4753
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.4551
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.5778
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.6273
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            12,615
------------------ ----------------------------------
------------------ ----------------------------------
Class B            801
------------------ ----------------------------------
------------------ ----------------------------------
Class C            945
------------------ ----------------------------------
------------------ ----------------------------------
Class F            537
------------------ ----------------------------------
------------------ ----------------------------------
Total              14,898
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          134
------------------ ----------------------------------
------------------ ----------------------------------
Total              15,032
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $16.63
----------------------- -------------------------
----------------------- -------------------------
Class B                 $16.63
----------------------- -------------------------
----------------------- -------------------------
Class C                 $16.63
----------------------- -------------------------
----------------------- -------------------------
Class F                 $16.63
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $16.63
----------------------- -------------------------